UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

FCI Funds

Annual Report

September 30, 2008

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

Dear Fellow Shareholders:

FCI Equity Fund

The month of September held true to form as being the worst average performance month. The problems in the credit markets and in the financial sector seemed to come to a head and create a “perfect storm” for equities. The dislocations in the financial and credit markets have been impacting the health of our economy and of economies overseas. In an effort to control the risks and damages, the Federal Reserve and other central banks have put in place measures unheard of in “modern” times. One of the primary problems is that our economy is based on credit and it has become difficult for individuals and businesses to get loans. The intent of the actions taken by the central banks is to help restore the capital base of financial institutions and improve the lending environment. The equity markets continue to be extremely volatile. When Lehman Brothers filed the largest bankruptcy in history and Washington Mutual became the biggest bank ever to fail, it was prudent to adjust our expectations of the economy and earnings growth downward.

Portfolio Review

The FCI Equity Fund declined 7.46% in the September quarter versus declines in the S&P 500 and Russell 1000 Growth Indexes of 8.37% and 12.33%. Stock selection in the financial and basic materials contributed materially for the quarter as did our overweight money market position. Detractors for the period came from various sectors, but energy declined the most in absolute percent and had three of the five worst performing stocks.

While the short-term outlook for the stock market appears dismal, there are some encouraging signs. Remember, historically the stock market has been a leading indicator and when the economy looks bleakest, it may be the best time to invest. The mantra is: buy fear and sell greed. Future expectations of great companies have been re-priced down to bargain levels and we are excited about the opportunities available today. In this difficult economic environment we have lowered our financial growth expectations and reasonable valuation metrics. So, there are great companies trading at reasonable prices and we are actively buying them at prices that we never thought would be available. Historically, there have been companies we want to own but were too expensive; with the valuation re-pricing we now have the unique opportunity to invest in these companies.

Fund Performance

The September quarter marked the end of a weak fiscal year for the market, but continued strong relative performance for the FCI Equity Fund. The Fund declined 18.02% in the fiscal year, outperforming its primary benchmark by more than 3.9 percentage points. The S&P 500 Index declined 21.96%. Please review some of the largest contributors and detractors related to Fund performance in the fiscal year ended September 30, 2008:

Contributors	$ Gain

Genentech	$ 88,860
Morningstar	$ 58,423
Respironics	$ 54,549
Apple	$ 53,033
Apache	$ 35,971

Detractors	$ Loss

Nvidia	$ 162,889

Las Vegas Sands	$ 128,201
General Electric	$ 117,097
Valero	$98,940
Cisco	$98,258

We were extremely pleased with our relative performance considering that we outperformed our benchmark in the 2007 fiscal year, by over 4 percentage points, in a positive market, and in this fiscal year, in a tough “bear” market, we managed relative outperformance as well. Outperforming in both up and down markets meets our highest internal expectations. Our underweight position relative to the Index and stock selection in the financial sector contributed to our performance led by Northern Trust and Charles Schwab. The largest contributor was the stock selection in the Health Care sector lead by two of the top five overall individual performers, Genentech and Respironics. Detractors for the period came from various sectors with Nvida, Las Vegas Sands, and General Electric declining the most. Ironically, a company’s operating environment can change quickly, as Las Vegas Sands was our top contributor the year before. Kudos to Morningstar as a top five contributor two consecutive years. The views expressed are those of the investment advisor as of September 30, 2008, and are not intended as a forecast or investment recommendations.

Investment Results - (Unaudited)

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $250,000 Investment in the FCI Equity Fund and the S&P 500 Index

The graph shows the value of a hypothetical initial investment of $250,000 in the Fund and the S&P 500 Index on October 5, 2005 (commencement of Fund operations) and held through September 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly into an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a copy of the prospectus please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FCI Bond Fund

Bond Market Review

The U.S. bond market generated positive returns for the 12 months ended September 30, 2008. The Lehman Intermediate Government / Credit Index increased 2.39% over this timeframe. Interest rates plunged on Treasury securities while credit spreads spiked to record levels on corporate debt obligations during the year. This resulted in one of the most bifurcated return distributions on record for these two asset classes. The Lehman Treasury Index returned 8.73% over the last twelve months while the Lehman Corporate index declined 6.78%.

The conservatorship of Fannie Mae and Freddie Mac, bankruptcy of Lehman Brothers Inc. and government bailout of AIG during September were the final impetuses for a massive rally in short-term Treasury bills and notes. 1-month T-Bills traded as low as one basis point and 3- month T-Bills were purchased at yields near 15 basis points. 2-Year Treasury yields declined around 2% and 10-Year Treasury yields fell about .75% over the prior year. The Fed cut the Fed Funds rate 2.75% during the period and seems poised to lower the overnight rate even further.

Excessive leverage, low interest rates and poor underwriting in the U.S. residential mortgage market helped create one of the largest property bubbles in modern history. To make matters worse, hedge funds, securities firms and commercial banks bought huge amounts of these highly rated (AAA), but lousy mortgage loans in security form and leveraged their balance sheets to do so. These decisions turned out to be mistakes of historic proportion. In addition, the cost of corporate credit was priced artificially low for a number of years and excesses were built up in this area as well.

The net result of these and other economic imbalances created an economy that was structurally unsound and unduly dependent upon rising home prices and widely available and fairly cheap credit. None of these factors exists today and a very painful and disruptive deleveraging of the balance sheet is occurring with consumers and businesses alike. Household net worth is being severely pinched with a significant decline in real estate and equity prices. These factors are affecting consumer spending behavior and creating a negative feedback loop in the broader economy, thereby causing businesses to cut capital spending and jobs.

In summary, the equity, real estate and commodity price spike and subsequent crash over the last five years has brought us to a recessionary phase in the business cycle. Treasury securities and Fannie Mae and Freddie Mac mortgage bonds have been the top performers, whereas, non-government backed mortgages and corporate debt obligations have been the worst. Government agency debt obligations have generated returns slightly behind the best performing bond categories.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return. The Advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The large drivers of performance for the period were sector allocation and security selection. The Fund was underweight Treasuries and slightly overweight the corporate sector. In addition, five corporate bonds in the Finance sector demonstrated disproportionally poor price performance. Although we are comfortable holding these bonds and feel that they will ultimately be paid in full, the securities were the largest drag on performance for the year. Our agency mortgage holdings helped offset the underweight in Treasuries. The Fund duration position was a slight negative for performance while our yield curve placement was a net positive.

Going forward, we expect to see a gradual improvement in the credit sensitive parts of the portfolio as these bond yields tighten and demonstrate better relative performance than Treasuries. Over the next few years, we expect to see higher short term rates as the economy recovers and will look to capitalize on a variety of fixed income trends that will benefit from the early stages of the next business cycle.

Fund Performance

For the period from 9/30/07 through 9/30/08, the Bond Fund’s performance was 0.37% compared to the Lehman Intermediate Government / Credit Index’s performance of 2.39% for the same period.

The views expressed are those of the investment advisor as of September 30, 2008, and are not intended as a forecast or investment recommendations.

Investment Results – (Unaudited)

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Lehman Intermediate Government/Credit Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Lehman Intermediate Government/Credit Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and the Lehman

Intermediate Government/Credit Index

The graph shows the value of a hypothetical initial investment of $250,000 in the Fund and the Lehman Intermediate Government/Credit Index on October 4, 2005 (commencement of Fund operations) and held through September 30, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Lehman Intermediate Government/Credit Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.Individuals cannot invest directly into an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The results shown for the Fund include reinvested distributions, applicable sales charges, Fund expenses and management fees, and are shown before taxes on Fund distributions and sales of Fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged; do not reflect sales charges, commissions or expenses, or the effects of taxes.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to request a copy of the prospectus please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS(Unaudited)

1As a percent of net assets.

The FCI Equity Fund invests primarily in a diversified portfolio of equity securities that the Advisor believes have a potential for capital appreciation. The Fund invests in companies that the Advisor determines to be the most attractive within their respective industries and whose earnings the Advisor expects to grow at an above average rate relative to the market.

1As a percent of net assets.

The FCI Bond Fund invests primarily in a diversified portfolio of intermediate-term, investment grade fixed income securities. The Fund may, on occasion, purchase long-term bonds. The Advisor seeks to add value for Fund investors and to maximize the risk-adjusted returns versus the unmanaged Lehman Brothers Intermediate Government/Credit Index® by managing the duration of the Fund’s portfolio, and through sector allocation and issue selection.

Availability of Portfolio Schedule(Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2008 to September 30, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value 04/01/2008	Ending Account Value 09/30/2008	Expenses Paid During Period* 04/01/2008 – 09/30/2008
Actual	$1,000.00	$927.15	$4.82
Hypothetical **	$1,000.00	$1,020.00	$5.05

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value 04/01/2008	Ending Account Value 09/30/2008	Expenses Paid During Period* 04/01/2008 – 09/30/2008
Actual	$1,000.00	$956.46	$3.90
Hypothetical**	$1,000.00	$1,021.01	$4.03
* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2008

Common Stocks - 91.19%	Shares	Value

Accident & Health Insurance - 2.60%
Aflac, Inc.	4,500	$ 264,375

Agriculture Chemicals - 1.46%
Monsanto Co.	1,500	148,470

Aircraft Engines & Engine Parts - 1.48%
United Technologies Corp.	2,500	150,150

Beverages - 2.80%
PepsiCo, Inc.	4,000	285,080

Cigarettes - 2.65%
Philip Morris International, Inc.	5,600	269,360

Computer Communications Equipment - 1.66%
Cisco Systems, Inc. (a)	7,500	169,200

Crude Petroleum & Natural Gas - 1.85%
Apache Corp.	1,800	187,704

Dental Equipment & Supplies - 1.29%
DENTSPLY International, Inc.	3,500	131,390

Drilling Oil & Gas Wells - 1.94%
Transocean, Inc. (a)	1,800	197,712

Electric Services - 3.86%
Dominion Resources, Inc.	4,000	171,120
Great Plains Energy, Inc.	10,000	221,500
		392,620

Electronic Computers - 2.24%
Apple, Inc. (a)	2,000	227,320

Electronic & Other Electrical Equipment - 3.41%
Emerson Electric Co.	6,000	244,740
General Electric Co.	4,000	102,000
		346,740

Fire, Marine & Casualty Insurance - 2.16%
Berkshire Hathaway, Inc. - Class B (a)	50	219,750

Food & Kindred Products - 1.71%
Campbell Soup Co.	4,500	173,700

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 91.19% - continued	Shares	Value

Heavy Construction Other Than Building Construction Contractors - 1.21%
Fluor Corp.	2,200	$ 122,540

Industrial Instruments for Measurement - 2.39%
Danaher Corp.	3,500	242,900

Investment Advice - 1.47%
Morningstar, Inc. (a)	2,700	149,769

Iron & Steel Foundries - 0.93%
Precision Castparts Corp.	1,200	94,536

Measuring & Controlling Devices - 2.43%
Thermo Fisher Scientific, Inc. (a)	4,500	247,500

Metal Mining - 1.53%
BHP Billiton Ltd. (b)	3,000	155,970

Oil & Gas Field Machinery & Equipment - 1.73%
National-Oilwell Varco, Inc. (a)	3,500	175,805

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.71%
Zimmer Holdings, Inc. (a)	2,700	174,312

Petroleum Refining - 3.11%
ConocoPhillips	2,300	168,475
Suncor Energy, Inc.	3,500	147,945
		316,420

Pharmaceutical Preparations - 1.52%
Allergan, Inc.	3,000	154,500

Pumps & Pumping Equipment - 1.64%
ITT Corp.	3,000	166,830

Radio & TV Broadcasting & Communications Equipment - 2.64%
L-3 Communications Holdings, Inc.	1,200	117,984
QUALCOMM, Inc.	3,500	150,395
		268,379

Retail - Computer & Computer Software Stores - 1.35%
GameStop Corp. - Class A (a)	4,000	136,840

Retail - Drug Stores and Proprietary Stores - 2.32%

CVS Caremark Corp.	7,000	235,620

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 91.19% - continued	Shares	Value

Retail - Miscellaneous Shopping Goods Stores - 0.89%
Staples, Inc.	4,000	$ 90,000

Retail - Variety Stores - 2.04%
Dollar Tree, Inc. (a)	3,000	109,080
Target Corp.	2,000	98,100
		207,180

Security Brokers, Dealers & Flotation Companies - 3.32%
BlackRock, Inc.	750	145,875
Goldman Sachs Group, Inc. / The	1,500	192,000
		337,875

Semiconductors & Related Devices - 1.84%
Intel Corp.	10,000	187,300

Services - Computer Programming, Data Processing, Etc. - 2.76%
Google, Inc. - Class A (a)	700	280,364

Services - Miscellaneous Amusement & Recreation - 1.36%
Walt Disney Co. / The	4,500	138,105

Services - Personal Services - 1.55%
H&R Block, Inc.	7,000	157,850

Services - Prepackaged Software - 8.20%
Adobe Systems, Inc. (a)	5,000	197,350
Citrix Systems, Inc. (a)	5,500	138,930
Microsoft Corp.	8,000	213,520
Oracle Corp. (a)	14,000	284,340
		834,140

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 4.44%
Ecolab, Inc.	5,000	242,600
Procter & Gamble Co. / The	3,000	209,070
		451,670

State Commercial Bank - 1.07%
Northern Trust Corp.	1,500	108,300

Surgical & Medical Instruments & Apparatus - 3.16%
Covidien Ltd.	2,500	134,400
Stryker Corp.	3,000	186,900
*See accompanying notes which are an integral part of these financial statements.

		321,300

Telephone Communications (No Radiotelephone) - 1.65%
AT&T, Inc.	6,000	167,520

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks - 91.19% - continued	Shares	Value

Wholesale - Groceries & Related Products - 1.82%
Sysco Corp.	6,000	$ 184,980

TOTAL COMMON STOCKS (Cost $9,858,402)		9,272,076

Money Market Securities - 7.17%
Fidelity Institutional Government Money Market Portfolio - Class I, 2.02% (c)	729,115	729,115

TOTAL MONEY MARKET SECURITIES (Cost $729,115)		729,115

TOTAL INVESTMENTS (Cost $10,587,517) - 98.36%		$ 10,001,191

Other assets less liabilities - 1.64%		166,646

TOTAL NET ASSETS - 100.00%		$ 10,167,837

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2008

	Principal
Corporate Bonds - 39.45%	Amount	Value

Allstate Life Global Funding Trust, 4.250%, 02/26/2010	$ 250,000	$ 248,590
American General Finance, 4.000%, 03/15/2011	210,000	82,280
AT&T, Inc., 4.125%, 09/15/2009	210,000	208,389
Bank of America Corp., 7.400%, 01/15/2011	325,000	318,536
Bellsouth Corp., 4.200%, 09/15/2009	250,000	246,665
Cisco Systems, Inc., 5.250%, 02/22/2011	300,000	306,420
Citigroup, Inc., 6.200%, 03/15/2009	300,000	293,983
Coca-Cola Co., 5.350%, 11/15/2017	250,000	247,588
Comcast Corp., 5.450%, 11/15/2010	200,000	200,822
Compass Bank, 5.900%, 04/01/2026	200,000	158,199
E.I. DuPont de Nemours & Co., 4.125%, 04/30/2010	250,000	249,285
General Electric Capital Corp., 6.875%, 11/15/2010	300,000	301,078
Goldman Sachs Group, Inc., 4.750%, 07/15/2013	200,000	172,621
Huntington National Bank, 5.375%, 02/28/2019	250,000	181,782
International Business Machine Corp., 5.375%, 02/01/2009	300,000	301,186
Invesco Ltd., 4.500%, 12/15/2009	175,000	167,894
JPMorgan Chase & Co., Inc., 6.000%, 01/15/2009	250,000	248,882
Keycorp, 6.500%, 05/14/2013	200,000	144,105
Lowe's Companies, Inc., 5.600%, 09/15/2012	250,000	255,207
Marshall & Ilsley Corp., 5.626%, 08/17/2009	225,000	218,677
Merrill Lynch & Co., 5.300%, 09/30/2015	250,000	203,839
Metlife, Inc., 6.125%, 12/01/2011	122,000	123,271
Morgan Stanley, 5.050%, 01/21/2011	350,000	252,147
Oracle Corp., 5.000%, 01/15/2011	300,000	307,296
Verizon Communications, Inc., 4.900%, 09/15/2015	110,000	98,571
Vodafone Group plc., 7.750%, 02/15/2010	200,000	206,202
Wachovia Corp., 4.375%, 06/01/2010	200,000	175,368
Wal-Mart Stores, Inc., 4.550%, 05/01/2013	150,000	149,846
Wells Fargo & Co., 5.250%, 10/23/2012	300,000	288,213

TOTAL CORPORATE BONDS (Cost $6,880,929)		6,356,942

U.S. Government Agency Obligations - 25.88%

Federal Home Loan Bank, 4.500%, 05/12/2010	100,000	101,909
Federal Home Loan Mortgage Corp., 5.125%, 07/15/2012	685,000	717,157
Federal Home Loan Mortgage Corp., 5.500%, 08/20/2012	300,000	318,125
Federal Home Loan Mortgage Corp., 6.625%, 09/15/2009	1,400,000	1,445,682
Federal National Mortgage Association, 4.100%, 06/18/2012 (a)	175,000	175,451
Federal National Mortgage Association, 5.375%, 06/12/2017	350,000	367,603
Federal National Mortgage Association, 6.625%, 11/15/2010	975,000	1,044,763

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,079,780)		4,170,690

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments - continued
September 30, 2008

	Principal
Mortgage-Backed Securities - 14.77%	Amount	Value

Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	$ 447,144	$ 445,264
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	456,873	456,308
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	383,287	383,053
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	371,104	370,471
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	457,515	446,595
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	285,485	278,671

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,352,615)		2,380,362

Asset-Backed Securities - 4.64%

MBNA Master Credit Card Master Note Trust, 2.5975%, 05/16/2011 (a)	300,000	299,527
Discover Credit Card Master Note Trust, 2.4975%, 08/16/2011 (a)	450,000	448,699

TOTAL ASSET-BACKED SECURITIES (Cost $747,708)		748,226

U.S. Government Securities - 13.55%

U.S. Treasury Note, 4.000%, 02/15/2014	625,000	657,081
U.S. Treasury Note, 4.875%, 08/15/2016	360,000	389,785
U.S. Treasury Note, 4.500%, 05/15/2017	800,000	843,313
U.S. Treasury Bond, 6.250%, 08/15/2023	245,000	294,249

TOTAL U.S. TREASURIES (Cost $2,083,806)		2,184,428

	Shares
Preferred Stocks - 0.22%

Fannie Mae, 8.250%	16,000	34,880

TOTAL PREFERRED STOCKS (Cost $400,000)		34,880

Money Market Securities - 0.90%

Fidelity Institutional Money Market Government Portfolio - Class I, 2.020% (b)	145,563	145,563

TOTAL MONEY MARKET SECURITIES (Cost $145,563)		145,563

TOTAL INVESTMENTS (Cost $16,690,401) - 99.41%		$ 16,021,091

Other assets less liabilities - 0.59%		95,363

TOTAL NET ASSETS - 100.00%		$ 16,116,454

(a) Variable rate securities; the coupon rate shown represents the rate at September 30, 2008.
(b) Variable rate securities; the money market rate shown represents the rate at September 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2008

	FCI Equity Fund	FCI Bond Fund
Assets
Investment in securities:
At cost	$ 10,587,517	$ 16,690,401
At value	$ 10,001,191	$ 16,021,091

Receivable for investments sold	360,714	-
Receivable for fund shares sold	18,000	59,576
Dividends receivable	8,120	-
Interest receivable	1,302	158,963
Receivable due from Advisor (a)	10,008	5,439
Prepaid expenses	3,913	4,955
Total assets	10,403,248	16,250,024

Liabilities
Payable for investments purchased	142,401	-
Payable for fund shares purchased	67,296	106,802
Payable to administrator, transfer agent, and fund accountant	8,444	7,824
Payable to trustees and officers	611	573
Payable to custodian	2,119	1,127
Other accrued expenses	14,540	17,244
Total liabilities	235,411	133,570

Net Assets	$ 10,167,837	$ 16,116,454

Net Assets consist of:
Paid in capital	$ 11,035,946	$ 16,742,482
Accumulated undistributed net investment income	41,580	-
Accumulated net realized gain (loss) from investment transactions	(323,363)	43,282
Net unrealized appreciation (depreciation) on investments	(586,326)	(669,310)

Net Assets	$ 10,167,837	$ 16,116,454

Shares outstanding (unlimited number of shares authorized)	1,037,642	1,672,577

Net Asset Value and offering price per share	$ 9.80	$ 9.64

Redemption price per share (b) (Net Asset Value * 99%)	$ 9.70	$ 9.54

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
For the fiscal year ended September 30, 2008

	FCI	FCI
	Equity Fund	Bond Fund
Investment Income
Dividend income (net of foreign withholding tax of $26 and $0,
respectively)	$ 141,619	$ 26,582
Interest income	19,042	792,815
Total Income	160,661	819,397

Expenses
Investment advisor fee (a)	63,388	66,219
Administration expenses	31,000	30,501
Transfer agent expenses	25,841	25,188
Fund accounting expenses	20,000	20,001
Audit expenses	13,464	17,176
Legal expenses	9,919	8,207
Custodian expenses	9,405	6,384
Registration expenses	7,003	5,670
CCO expense	5,749	5,806
Trustee expenses	5,699	5,674
Pricing expenses	5,252	7,144
Insurance expense	1,298	1,301
Miscellaneous expenses	391	271
Report printing expense	145	143
Total Expenses	198,554	199,685
Reimbursed expenses and waived fees (a)	(92,907)	(67,410)
Net operating expenses	105,647	132,275
Net investment income	55,014	687,122

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(223,385)	87,132
Change in unrealized appreciation (depreciation)
on investment securities	(1,902,364)	(736,718)
Net realized and unrealized gain (loss) on investment securities	(2,125,749)	(649,586)
Net increase (decrease) in net assets resulting from operations	$ (2,070,735)	$ 37,536

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Equity Fund

	Year	Year
	ended	ended
	September 30, 2008	September 30, 2007
Operations
Net investment income	$ 55,014	$ 71,972
Net realized gain (loss) on investment securities	(223,385)	618,534
Change in unrealized appreciation (depreciation)
on investment securities	(1,902,364)	1,057,953
Net increase (decrease) in net assets resulting from
operations	(2,070,735)	1,748,459

Distributions
From net investment income	(50,902)	(59,987)
From net realized gain	(626,749)	-
Total distributions	(677,651)	(59,987)

Capital Share Transactions
Proceeds from shares sold	3,653,999	3,755,324
Reinvestment of distributions	242,600	19,391
Amount paid for shares repurchased	(1,414,469)	(1,759,390)
Redemption fees	73	-
Net increase in net assets resulting
from share transactions	2,482,203	2,015,325

Total Increase (Decrease) in Net Assets	(266,183)	3,703,797

Net Assets
Beginning of year	10,434,020	6,730,223

End of year	$ 10,167,837	$ 10,434,020

Accumulated undistributed net investment income
included in net assets at end of period	$ 41,580	$ 37,468

Capital Share Transactions
Shares sold	327,211	335,272
Shares issued in reinvestment of distributions	20,335	1,753
Shares repurchased	(127,353)	(151,588)

Net increase from capital share transactions	220,193	185,437

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets

	FCI Bond Fund

	Year	Year
	ended	ended
	September 30, 2008	September 30, 2007
Operations
Net investment income	$ 687,122	$ 560,917
Net realized gain (loss) on investment securities	87,132	(8,541)
Change in unrealized appreciation (depreciation)
on investment securities	(736,718)	57,639
Net increase in net assets resulting from operations	37,536	610,015

Distributions
From net investment income	(717,909)	(540,969)
Total distributions	(717,909)	(540,969)

Capital Share Transactions
Proceeds from shares sold	3,632,594	7,888,246
Reinvestment of distributions	120,442	77,147
Amount paid for shares repurchased	(2,361,649)	(2,251,105)
Redemption fees	62	-
Net increase in net assets resulting
from share transactions	1,391,449	5,714,288

Total Increase in Net Assets	711,076	5,783,334

Net Assets
Beginning of year	15,405,378	9,622,044

End of year	$ 16,116,454	$ 15,405,378

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ 32,590

Capital Share Transactions
Shares sold	358,256	788,233
Shares issued in reinvestment of distributions	11,963	7,755
Shares repurchased	(233,283)	(224,943)

Net increase from capital share transactions	136,936	571,045

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout the period)

	FCI Equity Fund

	Year	Year	Period
	ended	ended	ended
	September 30, 2008	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.76	$ 10.65	$ 10.00

Income (loss) from investment operations:
Net investment income	0.05	0.08	0.07
Net realized and unrealized gains (losses)	(2.21)	2.11	0.61
Total income from investment operations	(2.16)	2.19	0.68

Less distributions:
From net investment income	(0.06)	-	-
From net realized gain	(0.74)	(0.08)	(0.03)
Total distributions	(0.80)	(0.08)	(0.03)

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 9.80	$ 12.76	$ 10.65

Total Return (c)	-18.02%	20.65%	6.76%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,168	$ 10,434	$ 6,730

Ratio of expenses to average net assets	1.00%	1.00%	1.00%	(e)
Ratio of expenses to average net assets
before reimbursement	1.88%	1.91%	4.07%	(e)
Ratio of net investment income to
average net assets	0.52%	0.79%	0.78%	(e)
Ratio of net investment income to
average net assets before reimbursement	(0.36)%	(0.12)%	(2.30)%	(e)
Portfolio turnover rate	197.30%	131.65%	142.15%

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout the period)

	FCI Bond Fund

	Year	Year	Period
	ended	ended	ended
	September 30, 2008	September 30, 2007	September 30, 2006 (a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.03	$ 9.98	$ 10.00

Income (loss) from investment operations:
Net investment income	0.42	0.40	0.34
Net realized and unrealized gains (losses)	(0.37)	0.05	(0.04)
Total income from investment operations	0.05	0.45	0.30

Less distributions:
From net investment income	(0.44)	(0.40)	(0.32)
Total distributions	(0.44)	(0.40)	(0.32)

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$ 9.64	$ 10.03	$ 9.98

Total Return (c)	0.37%	4.58%	3.03%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 16,116	$ 15,405	$ 9,622

Ratio of expenses to average net assets	0.80%	0.80%	0.80%	(e)
Ratio of expenses to average net assets
before reimbursement	1.21%	1.31%	2.23%	(e)
Ratio of net investment income to
average net assets	4.15%	4.28%	4.05%	(e)
Ratio of net investment income to
average net assets before reimbursement	3.74%	3.77%	2.62%	(e)
Portfolio turnover rate	25.99%	34.10%	49.40%

(a) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds

Notes to the Financial Statements

September 30, 2008

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”). The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to guidelines approved by the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Funds make no provisions for federal income tax. The Funds’ policy is to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. As of September 30, 2008 net investment loss of $1,803 was reclassified to accumulated undistributed realized gain.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Fair Value Measurements – In September 2006, The Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Accounting for Uncertainty in Income Taxes- The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on October 01, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended September 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities prior to 2006.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including for how such activities are accounted and their effect on the Funds’ financial position, performance and cash flows.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Under the terms of the management agreements, (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets. For the fiscal year ended September 30, 2008, the Advisor earned fees of $63,388 from the Equity Fund and $66,219 from the Bond Fund before waiving a portion of those fees, as described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Funds) do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through January 31, 2009.

For the fiscal year ended September 30, 2008, the Advisor waived fees and reimbursed expenses of $92,907 for the Equity Fund and $67,410 for the Bond Fund. At September 30, 2008, the Advisor owed $10,008 to the Equity Fund and $5,439 to the Bond Fund. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2008, were as follows:

		Subject to Repayment
Fund	Amount	Until September 30,

Equity	$ 113,510	2009
	83,463	2010
	92,907	2011

Bond	$ 95,794	2009
	66,995	2010
	67,410	2011

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2008, Unified earned fees of $31,000 and $30,501 for administrative services provided to the Equity Fund and the Bond Fund, respectively. At September 30, 2008, Unified was owed $2,500 and $2,501 from the Equity Fund and the Bond Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended September 30, 2008, the Custodian earned fees of $9,405 and $6,384 from the Equity Fund and the Bond Fund, respectively, for custody services provided to the Funds. At September 30, 2008, the Custodian was owed $2,119 by the Equity Fund and $1,127 by the Bond Fund for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2008, Unified earned fees of $10,006 for transfer agent services and $15,835 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services for the Equity Fund. For the fiscal year ended September 30, 2008, Unified earned fees of $10,012 for transfer agent services and $15,176 in reimbursement for out-of-pocket expenses in providing transfer agent services for the Bond Fund. At September 30, 2008, the Equity Fund owed Unified $834 for transfer agent services and $3,444 for reimbursement of out-of-pocket expenses. At September 30, 2008, the Bond Fund owed Unified $835 for transfer agent services and $2,820 for reimbursement of out-of-pocket expenses.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the fiscal year ended September 30, 2008, Unified earned fees of $20,000 and $20,001 from the Equity Fund and the Bond Fund, respectively, for fund accounting services. At September 30, 2008, Unified was owed $1,666 and $1,668 from the Equity Fund and the Bond Fund, respectively, for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made by the Funds to the Distributor during the fiscal year ended September 30, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Equity Fund	Bond Fund
U.S. Government Obligations	$ -	$ 2,353,223
Other	21,409,076	3,132,582
Sales
U.S. Government Obligations	$ -	$ 3,148,649
Other	19,647,421	999,120

As of September 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

	Equity Fund	Bond Fund
Gross Appreciation	$ 206,633	$ 256,214
Gross (Depreciation)	(1,110,700)	(927,363)

Net Depreciation on Investments	$ (904,067)	$ (671,149)

At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $10,905,258 for the Equity Fund and $16,692,240 for the Bond Fund.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. As of September 30, 2008, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 100% of the Equity Fund and 100% of the Bond Fund. As a result, Midwest Trust Company may be deemed to control each Fund.

FCI Funds

Notes to the Financial Statements - continued

September 30, 2008

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund:

On December 14, 2007, the Equity Fund paid an income distribution of $0.0604 per share, a short-term capital gain of $0.3488 per share and long-term capital gain distributions of $0.3949 per share to shareholders of record on December 13, 2007.

The tax characterization of distributions for the fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Distributions paid from
Ordinary Income	$ 50,902	$ 59,987
Short-term Capital Gain	295,024	-
Long-term Capital Gain	331,725	-
	$ 677,651	$ 59,987

Bond Fund:

For the fiscal year ended September 30, 2008, the Bond Fund paid quarterly income distributions totaling $0.4384 per share to shareholders.

The tax characterization of distributions for the fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	2008	2007
Distributions paid from
Ordinary Income	$ 717,909	$ 540,969
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 717,909	$ 540,969

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Equity	Bond
Undistributed ordinary income	$ 35,958	$ 12,985
Undistributed long-term capital gain (loss)	-	32,136
Unrealized depreciation	(904,067)	(671,149)
	$ (868,109)	$ (626,028)

As of September 30, 2008, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses. The Equity Fund deferred wash sales in the amount of $62,454 and elected to defer post-October losses of $255,287. The Bond Fund deferred wash sales in the amount of $1,839.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

FCI Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FCI Funds (the “Funds”), comprising the FCI Equity Fund and FCI Bond Fund, each a series of the Unified Series Trust, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting FCI Funds, as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 1, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. From 1992 – September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age – 33) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the Distributor as of September 30, 2008.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

IRON STRATEGIC INCOME FUND

Annual Report

September 30, 2008

Fund Advisor:

IRON Financial, LLC

www.ironfunds.com

The Iron Strategic Income Fund (the “Fund”) significantly outperformed its benchmark, the Merrill Lynch High Yield Master II Index, over the past year. Furthermore, since its inception in 2006, the Fund has outperformed its benchmark while maintaining lower volatility as measured by the monthly standard deviation. Our focus on maximizing total return, through the strategic reallocation of resources among high yield and other fixed income investments, is the single main contributor to the Fund’s performance.

By reducing exposure to high yield fixed income securities at the beginning of the Fund’s fiscal year, performance remained stable through the turbulence of the market. In March, high yield securities began a short-lived rally, until volatility returned and the market sold off from May to mid- July. September brought the sharpest and most significant decline in the high yield market and this continued through our fiscal year end. As our strategy dictated, we reduced exposure to high yield securities during these downturns in the high yield market, both improving our performance and reducing fluctuation of the Fund’s share price.

The market has experienced extreme volatility over the last fiscal year ended September 30, 2008. Regardless of the duration or severity, it is during these downturns that we strive to add value by reducing the Fund’s exposure to the high yield market. It is our focus on total return, through the capture of price appreciation, that enabled the Fund to outperform its benchmark while maintaining a lower monthly standard deviation.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

IRON Financial, LLC

Performance Results (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.  * Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Merrill Lynch High Yield Master II Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of U.S. Corporate securities. Individuals cannot invest directly in the Index; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Merrill Lynch High Yield Master II Index on October 11, 2006 (inception of the Fund) and held through September 30, 2008. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds. Individuals cannot invest directly in the index; however, an individual can invest in ETF’s or other investment vehicles that attempt to tract the performance of a benchmark index. The index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Fund Holdings– (unaudited)

1 As a percent of net assets. The Iron Strategic Income Fund seeks to maximize total return through strategic allocation and re-allocation of the Fund’s assets among high yield fixed income securities, cash and fixed income derivatives.

Availability of Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2008 and held for the six month period ended September 30, 2008.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Strategic Income Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period* April 1, 2008 – September 30, 2008
Actual	$1,000.00	$968.52	$6.09
Hypothetical**	$1,000.00	$1,018.82	$6.24

* Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Iron Strategic Income Fund
Schedule of Investments
September 30, 2008

Exchange-Traded Funds - 0.90%	Shares	Value

iShares iBoxx $ High Yield Corporate Bond Fund	1,800	$ 147,600
SPDR Lehman High Yield Bond ETF	17,456	682,530
SPDR Lehman International Treasury Bond ETF	7,906	410,242

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,331,074)		1,240,372

Mutual Funds - 51.34%

AIM High Yield Fund - Institutional Class	1,209,841	4,476,413
BlackRock GNMA Portfolio - Institutional Class	204,894	1,995,667
Columbia High Income Fund - Class Z	571,684	4,213,313
Credit Suisse Global High Yield Fund, Inc.	10,234	82,280
Delaware Delchester Fund - Class I	378,977	1,023,236
Delaware High-Yield Opportunities Fund - Class I	790,345	2,813,629
Fidelity High Income Fund	121,655	924,574
Franklin High Income Fund - Administrative Class	3,983,828	6,931,860
Goldman Sachs High Yield Fund - Institutional Class	128,052	819,533
Julius Baer Global High Income Fund - Class I	501,044	4,659,712
Lord Abbett Bond Debenture Fund, Inc. - Class I	973,034	6,626,365
Nuveen High Yield Bond Fund - Class R	54,230	915,944
PIMCO High Yield Fund - Institutional Class	609,588	4,815,745
Principal High Yield Fund - Institutional Class	1,869,993	13,071,253
Putnam High Yield Advantage Fund - Class Y	2,107,212	11,273,587
TIAA-CREF Institutional High Yield Fund II - Institutional Class	679,204	5,712,107

TOTAL MUTUAL FUNDS (Cost $78,072,789)		70,355,218

Money Market Securities - 28.92%

Federated Government Obligations Fund - Institutional Class - 2.04% (a)	19,815,399	19,815,399
Goldman Sachs Financial Square Funds - Government Fund - Institutional Class - 1.91% (a)	19,815,399	19,815,399

TOTAL MONEY MARKET SECURITIES (Cost $39,630,798)		39,630,798

TOTAL INVESTMENTS (Cost $119,034,661) - 81.16%		$ 111,226,388

Cash & other assets less liabilities - 18.84%		25,821,490

TOTAL NET ASSETS - 100.00%		$ 137,047,878

(a) Variable rate security; the coupon rate shown represents the rate at September 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2008

	Termination	Notional	Appreciation/
Credit Default Swaps (b)(c)	Date	Amount	(Depreciation)

Dow Jones CDX North America High Yield Credit Default Swap,	6/20/2013	$ 40,000,000	$ (185,445)
agreements with Morgan Stanley, effective March 28, 2008,
to pay a premium equal to 5.00% of the notional amount.
Upon a credit event, the Fund receives a protection payment
from the counterparty equal to the proportional notional
amount.

(b) See Related Notes to the Financial Statements.
(c) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Schedule of Investments - continued
September 30, 2008

	Number of Short	Settlement	Unrealized
Futures Contracts	Contracts	Value	Depreciation

5 Year U.S. Treasury Notes, 12/31/2008	(20)	$ 2,244,688	$ (938)

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Assets and Liabilities
September 30, 2008

Assets
Investment in securities:
At cost	$ 119,034,661
At value	$ 111,226,388

Cash held at broker (a)	270,742
Interest receivable	119,531
Dividends receivable	179,867
Receivable for fund shares sold	14,341
Receivable for swap agreement, at value (Premiums paid $4,112,500)	3,856,444
Receivable for investment sold (d)	22,623,205
Prepaid expenses	11,459
Total assets	138,301,977

Liabilities
Payable for fund shares redeemed	1,092,407
Payable to advisor (b)	119,696
Payable to administrator, transfer agent, and fund accountant	27,462
Payable to trustees and officers	729
Other accrued expenses	13,805
Total liabilities	1,254,099

Net Assets	$ 137,047,878

Net Assets consist of:
Paid in capital	$ 147,319,051
Accumulated undistributed net investment income	221,124
Accumulated net realized (loss) from investment transactions	(2,497,641)
Net unrealized (depreciation) on investments and futures contracts	(7,809,211)
Net unrealized (depreciation) on swaps	(185,445)

Net Assets	$ 137,047,878

Shares outstanding (unlimited number of shares authorized)	14,543,897

Net Asset Value and offering price per share	$ 9.42

Redemption price per share (Net Asset Value * 99%) (c)	$ 9.33

(a) Cash used as collateral for futures transactions, a portion of this balance is restricted.
(b) See Note 3 in the Notes to the Financial Statements.
(c) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.
(d) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statement of Operations
For the fiscal year ended September 30, 2008

Investment Income
Dividend income	$ 5,027,277
Interest income	2,665,290
Total Income	7,692,567

Expenses
Investment advisor fee (a)	1,423,001
Administration expenses	114,387
Fund accounting expenses	55,838
Transfer agent expenses	29,028
Custodian expenses	22,796
Registration expenses	19,467
Auditing expenses	18,886
Legal expenses	14,750
Insurance expenses	11,173
CCO expenses	5,498
Pricing expenses	5,312
Trustee expenses	4,514
Printing expenses	3,636
Miscellaneous expenses	922
Total Expenses	1,729,208
Net Investment Income	5,963,359

Realized & Unrealized Gain (Loss) From:
Net realized gain (loss) on:
Investment securities	(5,142,250)
Futures contracts	4,924
Swap agreements	1,339,388
Long-term capital gain distributions from other investment companies	352,921
Change in unrealized appreciation (depreciation) on:
Investment securities	(6,549,993)
Futures contracts	(938)
Swap agreements	(364,218)
Net realized and unrealized (loss) on investment securities, futures
contracts, and swap agreements	(10,360,166)
Net decrease in net assets resulting from operations	$ (4,396,807)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund
Statements of Changes In Net Assets

	For the	For the Period
	Fiscal Year Ended	Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets From:	2008	2007	(a)
Operations:
Net investment income	$ 5,963,359	$ 4,753,964
Net realized gain (loss) on investment securities, futures contracts
and swap agreements	(3,797,938)	2,616,912
Long-term capital gain distributions from other investment companies	352,921	191,570
Change in unrealized appreciation (depreciation) on investment securities,
futures contracts, and swap agreements	(6,915,149)	(1,079,507)
Net increase (decrease) in net assets resulting from operations	(4,396,807)	6,482,939

Distributions:
From net investment income	(4,869,023)	(4,446,822)
From capital gains	(3,047,950)	-
Total distributions	(7,916,973)	(4,446,822)

Capital Share Transactions:
Proceeds from shares sold	61,987,064	161,129,603
Reinvestment of distributions	7,389,610	4,230,198
Amount paid for shares redeemed	(68,206,609)	(19,204,325)

Net increase in net assets resulting from capital share transactions	1,170,065	146,155,476

Total Increase (Decrease) in Net Assets	(11,143,715)	148,191,593

Beginning of year	148,191,593	-

End of year	$ 137,047,878	$ 148,191,593

Accumulated undistributed net investment income included
in net assets at the end of each period	$ 221,124	$ 343,457

Capital Share Transactions:
Shares sold	6,211,354	15,886,184
Shares issued in reinvestment of distributions	743,626	413,503
Shares redeemed	(6,832,471)	(1,878,299)

Net increase from capital share transactions	122,509	14,421,388

(a) For the Period of October 11, 2006 (Commencement of Operations) through September 30, 2007.

*See accompanying notes which are an integral part of these financial statements.

Iron Stategic Income Fund
Financial Highlights
For a share outstanding during the period

	For the	For the
	Fiscal Year Ended	Period Ended
	September	September
	30,2008	30,2007	(a)

Selected Per Share Data
Net asset value, beginning of year	$10.28	$ 10.00

Income from investment operations
Net investment income	0.43	0.50
Net realized and unrealized gain (loss)	(0.71)	0.26
Total from investment operations	(0.28)	0.76

Less Distributions to shareholders:
From net investment income	(0.35)	(0.48)
From net capital gains	(0.23)	-
Total distributions	(0.58)	(0.48)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of year	$ 9.42	$ 10.28

Total Return (c)	-2.97%	7.72%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 137,048	$ 148,192
Ratio of expenses to average net assets (e)	1.22%	1.28%	(f)
Ratio of net investment income to
average net assets (e)	4.19%	5.06%	(f)
Portfolio turnover rate	222.67%	147.72%

(a) For the period October 11, 2006 (commencement of operations) to September 30, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”). The investment objective of the Fund is to maximize total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Such good faith pricing would also be required if a mutual fund in which a Fund invests fails to calculate its NAV as of the stock exchange close.

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Futures Contracts - The Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. A portion of due from broker as of September 30, 2008, is restricted for cash deposits on futures. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements - The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records. The credit default swaps are marked to market daily based upon quotes received from a pricing service and any change in value is recorded in unrealized gain/loss. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the statement of operations. Payment made or received as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end are listed after the Fund’s portfolio.

Short Sales- The Fund may engage in short selling activities. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. The Advisor does not intend to use leverage with respect to its short positions; as a result, the Fund’s portfolio under normal circumstances, will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or is estimated daily in instances when the Fund holds investments in other registered investment companies that are established as “daily dividend funds”, but only distribute on amonthly basis. Interest income is recorded on an accrual basis and discounts and premiums on securities purchased are amortized over the life of the respective securities, using the effective interest method.

Distributions to Shareholders - The Fund intends to distribute all of its net investment income, if any, as dividends to shareholders on at least a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and net realized short-term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended September 30, 2008, $1,216,669 of accumulated undistributed net investment income was reclassified to accumulated net realized (loss) and paid in capital, in the amounts of $1,186,844 and $29,825, respectively.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on March 31, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. Federal tax authorities for the tax years prior to 2006.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how the Fund accounts for such activities, and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended September 30, 2008, the Advisor earned fees of $1,423,001 for advisory services. As of September 30, 2008, the Fund owed the Advisor $119,696 for advisory services. The Advisor had contractually agreed through September 30, 2008 to waive its management fee and/or reimburse certain operating expenses for the Fund, but only to the extent necessary to maintain net expenses, excluding 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets. Indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) are not included as operating expenses for purposes of this expense limitation. This contractual waiver was not renewed. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expenses occur, provided that the Fund is able to make such repayment without exceeding the 1.50% expense limitation. For the fiscal years ended September 30, 2008 and September 30, 2007, there were no fees waived or expenses reimbursed by the Advisor for the Fund.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2008, Unified earned fees of $114,387 for administrative services provided to the Fund. As of September 30, 2008, Unified was owed $18,586 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund. The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2008, Unified earned fees of $18,181 for transfer agent services provided to the Fund and was reimbursed $10,847 for out-of-pocket expenses. As of September 30, 2008, Unified was owed by the Fund, $528 for transfer agent services and reimbursement of out-of-pocket expenses. For the fiscal year ended September 30, 2008, Unified earned fees of $55,838 for the fund accounting services provided to the Fund. As of September 30, 2008, Unified was owed $8,348 by the Fund for fund accounting services.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor for the fiscal year ended September 30, 2008. The Distributor and Unified are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases

U.S. Government Obligations	$ -
Other	168,746,307
Sales
U.S. Government Obligations	$ -
Other	174,203,627

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008 – continued

NOTE 4. INVESTMENTS – continued

As of September 30, 2008, the net unrealized (depreciation) of investments (excluding swap agreements and future contracts) for tax purposes was as follows:

Gross appreciation	$ -

Gross depreciation	(10,393,192)

Net (depreciation)
on investments	$ (10,393,192)

At September 30, 2008, the aggregate cost of securities for federal income tax purposes (excluding swap agreements and future contracts) was $121,619,580 for the Fund.

NOTE 5. RECEIVABLE FOR INVESTMENT SOLD – RESERVE US GOVERNMENT FUND

On September 17, 2008, the Fund attempted to redeem its position in the Reserve US Government Fund, which was equal to $22,623,205 or approximately 16% of the Fund’s net assets. On September 22, 2008, the Reserve US Government Fund was granted an order by the SEC to suspend all rights of redemption and to extend the time for payment of redemptions already requested. As of September 30, 2008, the Fund had not received payment for the redemption. On November 14, 2008, the Fund received $9,405,857, ($9,381,179 in principal and $24,678 in interest accrued for the period, September 1 – September 16, 2008) which leaves a principal balance of $13,242,026 to be collected in the future. As of November 20, 2008, the Reserve US Government Fund has entered into an agreement with the U.S. Treasury whereas the advisors of the Reserve US Government Fund will use their best efforts to sell all portfolio securities for no less than amortized cost by January 3, 2009. If all the securities are not sold by this date, the U.S. Treasury will purchase any remaining securities under the Temporary Guarantee Program for Money Market Funds.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Ameritrade, Inc. for the benefit of its customers, owned 57.20% of the Fund. As of September 30, 2008, SEI Private Trust Co., for the benefit of its customers, owned 41.47% of the Fund. As a result, Ameritrade and SEI Private Trust Co. may each be deemed to control the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2008, the Fund paid quarterly distributions of net investment income totaling $0.3515 per share. A long-term capital gain distribution of $0.0142 per share was paid December 27, 2007 to shareholders of record as of December 26, 2007. A short-term capital gain distribution of $0.2107 per share was paid December 27, 2007 to shareholders of record as of December 26, 2007.

The tax characterization of distributions paid for the fiscal year ended September 30, 2008 and the fiscal period ended September 30, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$ 4,868,748	$ 4,446,822
Short-Term Capital Gain	2,855,780	-
Long-Term Capital Gain	192,445	-
Total Distributions	$ 7,916,973	$ 4,446,822

Iron Strategic Income Fund

Notes to the Financial Statements

September 30, 2008 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – continued

As of September 30, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 122,019
Undistributed long-term capital gain	-
Unrealized (depreciation)	(10,393,192)
$ (10,271,173)

As of September 30, 2008, the difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses in the amount of $2,123,237, and losses on wash sales in the amount of $461,682, and the mark-to-market of swap agreements and futures contracts in the amount of $185,445 and $938, respectively.

NOTE 8. CHANGE OF INVESTMENT ADVISOR (unaudited)

Iron Financial Management, Inc. served as investment advisor to the Fund until July 1, 2008. On July 1, 2008, Iron Financial LLC acquired all of the assets and liabilities of Iron Financial Management, Inc. in a transaction that did not result in a change of actual control of the advisor. The Management Agreement discussed in Note 3 of the Notes to the Financial Statements remains in effect.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Iron Strategic Income Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust,as of September 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund, as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 1, 2008

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. 1992-2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present Christopher E. Kashmerick (Age – 33) Treasurer and Chief Financial Officer November 2008 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U. S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 31 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the Distributor as of September 30, 2008

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The continuation of the Management Agreement (“Agreement”) for the Fund was approved by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”) at an in-person meeting held on May 13, 2008. The Trustees were directed to the Board materials provided at the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act, as amended. The materials provided included the following information: (i) executed copy of the Fund’s management agreement; (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Fund, its profitability from managing the Fund and ideas for future growth of the Fund; (iii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund; (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) a copy of the Advisor’s unaudited financial statements consisting of a balance sheet as of December 31, 2007 and an income statement for the 2007 calendar year, as well as a profitability analysis for the 2007 calendar year; (vi) reports provided by the Administrator regarding the Fund’s performance for the past three months, one year and since inception, and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator; and (ix) report on mutual fund profitability provided by the Advisor. After discussing the materials, the Committee contacted the Advisor’s principals.

In considering the Agreement on behalf of the Fund, the Trustees determined that the Advisor’s resources to the Strategic Fund appear adequate. They noted that the Advisor also provides the services of various other administrative personnel, including those of its Chief Compliance Officer, who monitors the Advisor’s compliance matters, including management of the Fund. The Trustees also noted that the Advisor was not proposing any changes to the level of services provided to the Fund. The Trustees then reviewed various compliance reports provided by the Advisor and the Fund’s Administrator to the Board throughout the year and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year. The Trustees also noted that the Advisor had confirmed that the last annual review of the Advisor’s compliance program did not uncover any material issues, and that no material amendments were being proposed. The Trustees discussed the Fund’s performance with the portfolio managers and reviewed other materials provided by the Advisor and the Administrator with respect to performance. They noted that the Fund had good long-term performance and had consistently provided a positive stable return to investors. Specifically, they noted that the Fund’s one-year performance outperformed its benchmark, the Merrill Lynch US High Yield Master II Index. Further, the Trustees evaluated the Advisor’s fee rates and profitability. The Trustees reviewed the Advisor’s financial statements for the year ended June 30, 2008. The Trustees also noted that the Fund’s management fee is consistent with its peer group, and that the Fund’s total expenses also are higher than its peer group average, but lower than the maximum of 1.86%. The Trustees noted that the Advisor does not enter into soft dollar arrangements on behalf of the Fund and does not receive any 12b-1 fees from the Fund. The Trustees determined that the Agreement, after deduction of expenses incurred by the Advisor, appeared to generate a reasonable profit to the Advisor.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Agreement between the Trust and the Advisor is in the best interests of the Fund and its shareholders and voted to continue the Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) on the Commission’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick

William J. Murphy, Interim Treasurer and Chief Financial Officer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

www.ironfunds.com

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Iron Strategic Income Fund:	FY 2008	$15,000
FY 2007	$15,125

Iron Market Opportunity Fund:	FY 2008	N/A
FY 2007	$15,125

FCI Funds:	FY 2008	$22,500
FY 2007	$22,250

(b)	Audit-Related Fees
Registrant

Iron Strategic Income Fund:	FY 2008	N/A
FY 2007	N/A

Iron Market Opportunity Fund:	FY 2008	N/A
FY 2007	N/A

FCI Funds:	FY 2008	N/A
FY 2007	N/A

(c)	Tax Fees
Registrant

Iron Strategic Income Fund:	FY 2008	$2,000
FY 2007	$1,950
Nature of the fees:	prepare tax returns

Iron Market Opportunity Fund:	FY 2008	N/A
FY 2007	$1,950
Nature of the fees:	prepare tax returns

FCI Funds:	FY 2008	$4,000
FY 2007	$3,900
Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

Iron Strategic Income Fund:	FY 2008	$0
FY 2007	$0

Iron Market Opportunity Fund:	FY 2008	$0
FY 2007	$0

FCI Funds:	FY 2008	$0
FY 2007	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$ 0
FY 2007	$ 0	$ 0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 25, 2008 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*___/s/ Anthony Ghoston_ __________________

Anthony Ghoston, President

Date	12/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*___/s/ Anthony Ghoston_______________

Anthony Ghoston, President

Date	12/5/08

By

*___/s/ Christopher Kashmerick_____________________________

Christopher Kashmerick, Treasurer

Date	12/5/08